UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 15, 2005

OneSource Technologies, Inc.
(Exact name of registrant as specified in its charter)

Deleware (State or other jurisdiction of incorporation)	000-30969 (Commission File Number)	65-0691963 (IRS Employer Identification No.)

15730 N. 83rd Way, Suite 104 Scottsdale, Arizona (Address of principal executive offices)	85260 (Zip Code)

        Registrant’s telephone number, including area code (800) 279-0859

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.      Results of Operations and Financial Condition

        On April 15, 2005, OneSource Technologies, Inc. issued a press release reporting financial results for the full year and fourth quarter ended December 31, 2004.

        The foregoing press release is incorporated by reference and attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 15, 2005 reporting financial results for the full year and fourth quarter ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2005	ONESOURCE TECHNOLOGIES, INC. By: /s/ Leonard J. Ksobiech Leonard J. Ksobiech Chief Financial Officer